FIRST AMENDMENT TO THE

                      FIRST FEDERAL BANK, A F.S.B.
           EXECUTIVE SUPPLEMENTAL RETIREMENT INCOME AGREEMENT

         Pursuant to rights reserved under Section XI of the First Federal Bank, A F.S.B. Executive Supplemental Retirement Income Agreement (the "Agreement") entered into as of July 1, 1993 by First Federal Bank, A F.S.B. (the "Bank") and Frank D. Baracani ("Executive") hereby agree to amend Section 1.17 and Section
1.18 of the Agreement effective as of October 1, 1996 to provide, in their entirety, as follows:


           1.17 "Supplemental Retirement Income Benefit" means an annual amount equal to Thirty- Five Thousand Seven Hundred Eighteen Dollars ($35,718). This total shall be divided by twelve (12) and paid in equal monthly installments for a period of one hundred eighty (180) months.


           1.18 "Survivor's Benefit" means Thirty-Five Thousand Seven Hundred Eighteen Dollars (35,718) per year to be paid in one hundred eighty (180) equal monthly installments.


           This First  Amendment  has been  entered  into this 27th day of March
1997.



                                       FIRST FEDERAL BANK, A F.S.B.



                                       By:  /s/ C. James McCormick
                                             ----------------------------------
                                                C. James McCormick
                                                Chairman of the Board

                                             /s/ Frank D. Baracani
                                             ----------------------------------
                                                Frank D. Baracani, Executive